UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2023

IX ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40878	98-1586922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 Davies Street, London, W1K 5JH

United Kingdom

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code +44 (0) (203) 908-0450

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	IXAQU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	IXAQ	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	IXAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously announced, IX Acquisition Corp. (the “Company”) has called and provided a notice of an extraordinary general meeting in lieu of an annual general meeting of the shareholders (the “Meeting”) to be held on December 12, 2023, at 12:00 p.m. Eastern time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, to consider and vote upon the matters described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 24, 2023 (as may be amended and supplemented, the “Proxy Statement”). At the Meeting, shareholders will be asked to vote on a proposal to approve an extension of the date by which the Company much consummate an initial business combination from December 12, 2023 on a monthly basis up to ten (10) times until October 12, 2024, or such earlier date as determined by the Company’s board of directors (the “Second Extension”). The Company’s shareholders previously approved an extension of the time the Company has to consummate a business combination from April 12, 2023 to May 12, 2023, and to allow the Company, without another shareholder vote, by resolution of the Board, to elect to further extend such deadline in one-month increments up to eleven additional times, until April 12, 2024 (the “First Extension”). Defined terms used but not defined herein have the meanings set forth in the Proxy Statement.

The Proxy Statement provides that the monthly loan amount that IX Acquisition Sponsor LLC (the “Sponsor”) will contribute in connection with the Second Extension will be equal to the lesser of (x) $50,000 or (y) $0.015 for each Public Share that remains outstanding and is not redeemed in connection with the Second Extension for each calendar month (commencing on December 12, 2023 and on the 12th day of each subsequent month) until October 12, 2024, or portion thereof, that is needed to complete a Business Combination (each such monthly loan, a “Contribution”), which amount will be deposited into the Trust Account.

On December 5, 2023, the Company announced that it has filed a supplement (“Supplement”) to the Proxy Statement. The Supplement provides that the Sponsor has agreed to increase the monthly Contribution from $0.015 to $0.025 for each Public Share that is not redeemed while retaining the $50,000 maximum monthly Contribution. Accordingly, the amount contributed per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Second Extension and the length of the Second Extension period that will be needed to complete an initial business combination.  If more than 2,000,000 Public Shares remain outstanding after the Redemption, then the amount paid per Public Share will be reduced proportionately. For example, if the Company needs until October 12, 2024 to complete a Business Combination, which would represent ten (10) calendar months and no Public Shares are redeemed in the Redemption, then the aggregate amount deposited per Public Share will be approximately $0.11 per share, with the aggregate maximum contribution to the Trust Account being $500,000. However, if 2,663,721 Public Shares are redeemed and 2,000,000 of the Public Shares remain outstanding after the Redemption, then the amount deposited per share for such ten (10) month period will be approximately $0.25 per share. If the Second Extension Amendment Proposal is approved, the Contributions for December 12, 2023 to April 12, 2024 could be less than the per share amount Public Shareholders would receive in connection with the First Extension from December 12, 2023 to April 12, 2024 if the Second Extension Amendment Proposal were not approved.

The Company plans to continue to solicit proxies from shareholders during the period prior to the Meeting. Only the holders of the Ordinary Shares as of the close of business on November 8, 2023, the record date for the Meeting, are entitled to vote at the Meeting.

A copy of the press release issued by the Company announcing the increase to the Contribution is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Proxy Statement and the Supplement, as well as other documents filed by the Company with the SEC, because these documents contain important information about the Company and the Second Extension. The Proxy Statement is being mailed to shareholders of the Company as of a record date of November 8, 2023, on or about November 27, 2023. Shareholders may obtain copies of the Proxy Statement and the Supplement, without charge, at the SEC's website at www.sec.gov or by directing a request to: https://www.ixacq.com.

Participants in Solicitation

The Company and its directors, executive officers and other members of their management may be deemed to be participants in the solicitation of proxies of the Company's shareholders in connection with the proposals described therein. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company's directors and officers in the Proxy Statement, which may be obtained free of charge from the sources indicated above.

Non-Solicitation

This Current Report on Form 8-K (the “Report”) is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Second Extension and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward Looking Statements

This Report includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, to which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to the Company’s shareholder approval of the Second Extension, the Company's inability to complete an initial business combination within the required time period, and other risks and uncertainties indicated from time to time in filings with the SEC, including the Company’s Annual Reports on Form 10-K for the fiscal years ended December 31, 2021 and 2022 under Part I. Item IA. “Risk Factors,” the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended  March 31, 2022, September 30, 2022, March 31, 2023 and September 30, 2023 under Part II. Item IA. “Risk Factors”, the Proxy Statement under the heading “Risk Factors” and other documents the Company has filed, or to be filed, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release, dated December 5, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IX ACQUISITION CORP.

	By:	/s/ Noah Aptekar
		Name:	Noah Aptekar
		Title:	Chief Financial Officer and Chief Operating Officer

Dated: December 5, 2023